                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 26, 2004

                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                  1-31443                                 71-0879698
   (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                                                         IDENTIFICATION NUMBER)

                             12730 HIGH BLUFF DRIVE
                                    SUITE 180
                               SAN DIEGO, CA 92130

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 523-0171

ITEM 8.01.       Other Events.

         On August 26, 2004, the registrant issued a press release relating to a
Chapter 11 bankruptcy plan of reorganization for its subsidiary, Hawaiian
Airlines, Inc. The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

            (a) Financial Statements of Business Acquired.

                Not Applicable/None

            (b) Pro Forma Financial Information.

                Not Applicable/None

            (c) Exhibits.

                Exhibit Number          Document Description
                --------------          --------------------
                    99.1                Press Release dated August 26, 2004

                                      -2-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 26, 2004

                                          HAWAIIAN HOLDINGS, INC.

                                          By:  /s/ Randall L. Jenson
                                               ---------------------
                                                Randall L. Jenson
                                                Vice President
                                                and Chief Financial Officer

                                      -3-